Exhibit 99.1

Media Contacts:

Clara Abdurazak

American CyberSystems, Inc.
678.553.8930

Clara.abdurazak@acsicorp.com

Marne Oberg

Analysts International Corporation

952.838.2867

moberg@analysts.com

American CyberSystems to Acquire Analysts International Corporation
for $35.0 Million or $6.45 per Share

Transaction Accelerates Both Companies’ Growth

ATLANTA and MINNEAPOLIS – August 28, 2013 –American CyberSystems, Inc. (ACS), a global information technology services company, and Analysts International Corporation (AIC) (Nasdaq: ANLY), a leading information technology services company, today announced they have signed a definitive agreement under which ACS will acquire AIC in a transaction valued at approximately $35.0 million. Under terms of the agreement, ACS will commence a tender offer for all outstanding shares of AIC for $6.45 per share, in cash, which is a 62.1 percent premium over the average closing price for AIC over the past 30 days. AIC’s Board of Directors unanimously approved the transaction and recommends that AIC’s shareholders accept ACS’s offer.

“American CyberSystems continues to experience tremendous growth in the marketplace. The acquisition of AIC allows us to accelerate our plans for growth in specific desirable geographies and capitalize on marquee customer opportunities,” said Raj Sardana, ACS Chairman and CEO. “The AIC legacy of service excellence will remain intact and will be a strong complement to ACS and our combined customer base.”

“This merger is good for our customers, employees and shareholders,” said Brittany McKinney, AIC President and CEO. “By combining our strengths with the added capabilities and resources of ACS, AIC will continue to provide the same high value services our customers have come to expect from us, while expanding our offerings, delivery capabilities and geographic reach to better serve them. Our employees will become part of a larger organization that provides expanded career opportunities and a broader network of colleagues with a shared passion for customer service. And our shareholders will receive an immediate cash payment at a substantial premium to AIC’s average recent stock price,” concluded McKinney.

Details Regarding the Proposed AIC Acquisition

Under the terms of the transaction, ACS will commence a tender offer to acquire all of the outstanding shares of AIC for $6.45 per share in cash. Closing of the offer is subject to satisfaction of a 60 percent minimum tender condition, receipt of funding under ACS’s financing commitments, the absence of a material adverse effect on AIC and other customary conditions. Following completion of the tender offer, ACS will complete a second-step merger to convert remaining AIC shares into cash at the $6.45 per share price. In the event that the tender offer conditions are not met, the parties have agreed to complete the transaction through a one-step merger, subject to the receipt of AIC shareholder approval. Following the closing of the merger, AIC will become a privately-held company, wholly owned by ACS. ACS plans to continue to operate the company under the AIC brand.

The transaction is expected to close in the fourth quarter. For additional information regarding the terms and conditions contained in the definitive acquisition agreement, please see AIC’s Current Report on Form 8-K, which will be filed in connection with the transaction.

ACS is being advised by McKenna Long & Aldridge LLP. Advisors for AIC are Cherry Tree & Associates, LLC and Faegre Baker Daniels LLP.

About American CyberSystems, Inc.

Founded in 1998, American CyberSystems, Inc. is a global information technology services company offering IT consulting and staffing services, systems integration and business solutions to organizations in a variety of industries. Through its extensive resource pool and global recruitment centers, ACS offers unparalleled expertise in delivering solutions for Fortune 1000 companies worldwide. ACS works in partnership with clients to understand their challenges, share their vision and deliver mission specific solutions. For more information about American CyberSystems, please visit http://www.acsicorp.com/.

About Analysts International Corporation

Analysts International Corporation is an IT services firm fully dedicated to the success and satisfaction of its clients. From IT staffing to project-based solutions, AIC provides a broad range of services designed to help businesses and government agencies drive value, control costs and deliver on the promise of a more efficient and productive enterprise. AIC offers a flexible, collaborative approach; clear industry perspective; and the breadth, scale and experience to deliver results. For more information, visit http://www.analysts.com/Pages/default.aspx.

Notice to Investors

The tender offer for the outstanding shares of AIC common stock described in this press release has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to buy shares of AIC’s common stock will be made pursuant to an offer to purchase and other related materials that a wholly owned subsidiary of ACS (Merger Sub) and ACS expect to file with the U.S. Securities and Exchange Commission (SEC). At the time the tender offer is commenced, Merger Sub and ACS will file a tender offer statement on Schedule TO (including an offer to purchase, a related letter of transmittal, and other tender offer documents) with the SEC, and AIC will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Shareholders of AIC are strongly advised to read the tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the related solicitation/recommendation statement when they become available because they will contain important information that AIC shareholders should consider before making any decision regarding tendering their shares. These materials (and all other materials filed by AIC with the SEC) will be available to all shareholders of AIC at no expense to them on the SEC’s website at www.sec.gov. Free copies of the tender offer statement and related materials and the solicitation/recommendation statement, when available, may be obtained from the information agent for the tender offer or from the “Investor Relations” section of the AIC website at www.analysts.com.

Forward-Looking Statements

This press release contains forward-looking statements that are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue,” or comparable terminology, are intended to identify forward-looking statements.  Forward-looking statements in this press release include statements regarding the anticipated benefits of the transaction; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; and any statements of assumptions underlying any of the foregoing. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: risks and uncertainties associated with the tender offer, including uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of AIC’s shareholders will tender their shares in the offer, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause AIC’s actual results to differ materially from those expressed or implied in the forward-looking statements are discussed in AIC’s filings with the SEC, including in its periodic reports filed on Form 10-K and Form 10-Q with the SEC. Such factors include (i) the risk that management may not fully or successfully implement its business plan or maintain profitability in the future; (ii) the risk that AIC will not be able to realize the benefits of its investments or exploit other opportunities of the business in a timely manner or on favorable terms; (iii) prevailing market conditions in the IT services industry, including intense competition for billable technical personnel at competitive rates, strong pricing pressures from many of our largest clients and difficulty in identifying, attracting and retaining qualified billable technical personnel; (iv) potentially incorrect assumptions by management with respect to the financial effect of prior cost reduction initiatives and current strategic decisions; and (v) other economic, business, market, financial, competitive and/or regulatory factors affecting AIC’s business generally, including those set forth in AIC’s filings with the SEC. Copies of AIC’s filings with the SEC may be obtained at the “Investor Relations” section of AIC’s website at www.analysts.com. The forward-looking statements made in this release are made only as of the date of this release, and AIC undertakes no obligation to update them to reflect subsequent events or circumstances.

The Information Agent for the Offer is Alliance Advisors. Please call toll free:  855-325-6670.
Banks & Brokers call:  973-873-7721 or E-mail:  reorg@allianceadvisorsllc.com